                                                                   EXHIBIT 10.27

                      FIRST AMENDMENT TO CREDIT AGREEMENT


     This First Amendment to Credit Agreement (the "AMENDMENT") is entered into as of September 1, 1995, between TEXAS TIMBERJACK, INC., a Texas corporation ("BORROWER") and COMERICA BANK-TEXAS, a banking association ("LENDER"). In consideration of the mutual covenants contained herein, Borrower and Lender agree as follows:


     1. AMENDMENT TO CREDIT AGREEMENT. Borrower and Lender agree to amend and modify the terms and provisions of that one certain Credit Agreement dated as of August 29, 1994 executed by and between Borrower and Lender (as the same may have been or hereafter be renewed, extended, amended, supplemented or modified the "CREDIT AGREEMENT") as provided in this Amendment. All terms and provisions of the Credit Agreement not specifically amended or modified by this Amendment shall remain in full force and effect. References herein to section numbers shall refer to the corresponding sections of the Credit Agreement and the various terms herein shall have the meaning indicated in the Credit Agreement. The Credit Agreement shall be amended and modified as follows:

          a. Section 1, CERTAIN DEFINITIONS AND TERMS, is amended to delete the present definition of BASE VALUE and ELIGIBLE PARTS INVENTORY and to substitute the following:

          BASE VALUE means as follows:

     As it relates to the Loan as defined in Section 3, a sum not in excess of
(a) seventy percent (70%) of the value of the Eligible Accounts plus (b) a sum not in excess of thirty percent (30%) of the value of the Eligible Parts Inventory plus, (c) a sum not in excess of eighty-five percent (85%) of the value of the Eligible New Equipment Inventory plus, (d) a sum not in excess of sixty-five percent (65%) of the value of the Eligible Used Equipment Inventory plus, (e) a sum not in excess of fifty-five percent (55%) of the value of the Eligible Sales Contract Receivables.

          ELIGIBLE PARTS INVENTORY means an amount equal to the lesser of the original cost or the current wholesale cost to Borrower of all new and undamaged parts inventory owned by Borrower (all finished goods and all raw materials), save and except any and all Ford Motor Company, Hyundai Motor Company and Cummins Sales and Service, Inc. and/or Cummins Southern Plains, Inc. parts inventory, which is less than twelve (12) months old and, (a) is in the possession of Borrower, (b) is subject to a perfected, first and prior Lien in favor of Lender, (c) is not subject to any Liens other than that for the benefit of Lender and (d) has been examined and appraised by Lender as Lender may require.

          All new and undamaged Cummins Sales and Service, Inc. and/or Cummins Southern Plains, Inc. parts inventory shall be


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 1
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eligible for inclusion in the definition of Eligible Parts Inventory upon: (i)
the payment by Borrower of any and all indebtedness owed by Borrower to Cummins Sales and Service, Inc. and Cummins Southern Plains, Inc., and (ii) the filing of a UCC Termination Statement by Cummins Sales and Service, Inc. and Cummins Southern Plains, Inc. regarding Financing Statement No. 85-00021298, filed on January 24, 1985, with the Texas Secretary of State.

          b. SECTION 3, COMMITMENT TO LEND, is amended to delete the present language and to substitute the following:

          SECTION 3. COMMITMENT TO LEND. Subject to and in reliance upon the terms, conditions, representations and warranties contained in this Amendment, Lender agrees to modify, renew and extend that one certain revolving line of credit loan evidenced by the Credit Agreement dated August 29, 1994, as provided herein. In this regard, Lender agrees to make a revolving line of credit loan (the "LOAN") to Borrower in an amount based upon the Base Value of the Eligible Accounts, Eligible Parts Inventory, Eligible New Equipment Inventory, Eligible Used Equipment Inventory, Eligible Sales Contract Receivables up to the sum of $11,000,000.00.

          In addition, subject to and in reliance upon the terms, conditions, representations and warranties contained herein, Lender agrees to make a term loan ("LOAN 2") to Borrower in the amount of $2,000,000.00.

          c. Section 4.1, NOTE, is amended to delete the present language and to substitute the following:

          4.1 NOTES. The Loan and interest thereon shall be due and payable in accordance with this Agreement and evidenced by a promissory note in the form approved by Lender (the "NOTE"). Loan 2 and interest thereon shall be due and payable in accordance with this Agreement and evidenced by a promissory note in the form approved by Lender ("NOTE 2"). The Note and Note 2 are sometimes hereinafter collectively referred to as the "NOTES."

          d. Section 4.2, PAYMENTS, is amended to delete the present language and to substitute the following:

          4.2 PAYMENTS. Each payment or prepayment on the Note and Note 2 and payments of fees must be paid at Lender's address set forth in Section 2.5 in funds which are or will be available for immediate use by Lender at such address at or before Noon (Dallas, Texas time) on the day due. If any action is required or any payment is to be made on a day which is not a Business Day, then such action or payment may be delayed until the succeeding Business Day. Any extension of time shall be included in the computation of payments of interest.

          e. Section 4.3, INTEREST, is amended to delete the present language and to substitute the following:

FIRST AMENDMENT TO CREDIT AGREEMENT - Page 2

          4.3 INTEREST. The Loan from day to day shall bear interest at a per annum rate which shall from day to day be equal to the lesser of (a) the Prime Rate plus one half percent (1/2%) (the "TERM RATE"), and (b) the Highest Lawful Rate. Each change in the Term Rate or the Highest Lawful Rate, subject to the terms hereof, will become effective, without notice to Borrower, upon the effective date of such change.

     Notwithstanding the foregoing, Lender agrees to reduce the Term Rate to the Prime Rate plus one-half percent ((0.5%) when Loan 2 is paid and performed in its entirety and provided no Default or Potential Default exists.

     Loan 2 from day to day shall bear interest at a per annum rate which shall from day to day be equal to the lesser of (a) the Prime Rate plus one percent (1.0%) ("TERM RATE 2"), and (b) the Highest Lawful Rate. Each change in the Term Rate or the Highest Lawful Rate, subject to the terms hereof, will become effective, without notice to Borrower, upon the effective date of such change.

          f. Section 4.4, INTEREST RECAPTURE, is amended to delete the present language and to substitute the following:

          4.4 INTEREST RECAPTURE. If at any time either the Term Rate or Term Rate 2 exceeds the Highest Lawful Rate, the rate of interest shall be limited to the Highest Lawful Rate, but any subsequent reductions in either the Term Rate or Term Rate 2 shall not reduce the rate of interest thereon below the Highest Lawful Rate until the total amount of interest accrued thereon equals the amount of interest which would have accrued thereon if the Term Rate had at all times been in effect. If at maturity (stated or by acceleration), or at final payment of either the Note or Note 2, the total amount of interest paid or accrued is less than the amount of interest which would have accrued if either the Term Rate or Term Rate 2 as applicable had at all times been in effect, then, at such time and to the extent permitted by Law, Borrower shall pay to Lender an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if the Term Rate or Term Rate 2 as applicable had at all times been in effect and the amount of interest which would have accrued if the Highest Lawful Rate had at all times been in effect, and (b) the amount of interest actually paid or accrued on either the Note or Note 2.

          g. Section 4.5, DEFAULT RATE, is amended to delete the present language and to substitute the following:

          4.5 DEFAULT RATE. At Lender's option and to the extent permitted by Law, all past due amounts under the Note and Note 2 and all accrued but unpaid interest thereon and fees shall bear interest from maturity (stated or by acceleration) at the Highest Lawful Rate until paid, regardless of whether such payment is made before or after entry of a judgment.


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 3

          h. Section 4.7, PAYMENT TERMS, is amended to delete the present language and to substitute the following:

          4.7 PAYMENT TERMS. The Note shall be payable on demand, but if no demand is made, then the Note shall be payable as follows:

     Interest on the total outstanding principal balance shall be due and payable as it accrues in successive monthly installments beginning on October 1, 1995 and continuing on the same day of each successive month thereafter, through and including February 1, 1997, when all remaining unpaid principal and all accrued but unpaid interest shall be due and payable in full.

     Note 2 shall be payable as follows:

     In successive monthly principal installments of $167,000.00 each, plus accrued but unpaid interest on the outstanding principal balance commencing on November 1, 1995, and continuing on the same day of each successive month thereafter, through and including October 1, 1996, when all remaining unpaid principal and all accrued but unpaid interest shall be due and payable in full.

          i. Section 4.10, COMMITMENT FEE, is hereby added to the Credit Agreement as follows:

          4.10 COMMITMENT FEE. On or before the date hereof, in connection with Loan 2, Borrower shall have paid to Lender a non-refundable commitment fee in the amount of $20,000.00.

          j. Section 8.17, DISTRIBUTIONS, is amended to delete the present language and to substitute the following:

          8.17 DISTRIBUTIONS. Borrower will not, directly or indirectly, (a) retire, redeem, purchase, or otherwise acquire for value any stock or other equity securities issued by Borrower except to the extent that any Person has on the date hereof, the Right, whether or not presently exercisable, to put any such securities to Borrower, or (b) declare, make, or pay any dividend on or with respect to such securities in excess of the aggregate sum of $145,000.00 in any one (1) fiscal quarter.

          k. Section 8.22, CHANGE IN OWNERSHIP OR MANAGEMENT, is amended to delete the present language and to substitute the following:

          8.22 CHANGE IN OWNERSHIP OR MANAGEMENT. Without the prior written consent of Lender, (a) Borrower will not make any material change in the management of Borrower which would result in the removal or replacement of Harold Estes as chief executive officer of Borrower, and.


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 4
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          l.  Section 8.27, MINIMUM TANGIBLE NET WORTH, is amended to delete the present language and to substitute the following:

          8.27 MINIMUM TANGIBLE NET WORTH. Borrower will not, at the end of any month, permit its Tangible Net Worth to be less than $4,500,000.00.

          m. Section 8.28, DEBT TO TANGIBLE NET WORTH, is amended to delete the present language and to substitute the following:

          8.28 DEBT TO TANGIBLE NET WORTH. Borrower will not, at the end of any month, permit the ratio, determined on a consolidated basis for the Borrower of:
(i) total liabilities to (ii) Tangible Net Worth to be greater than 4.0 to 1.0.

          n. Section 8.29, LIMITATION ON CONTINGENT LIABILITIES, is amended to delete the present language and to substitute the following:

          8.29 LIMITATION ON CONTINGENT LIABILITIES. Borrower will not, at the end of any fiscal quarter, permit the total amount of its contingent liabilities on debt secured by equipment (as determined in accordance with GAAP) to exceed $10,000,000.00.

          o. Section 8.30, LIMITATION ON NOTES RECEIVABLE, is amended to delete the present language and to substitute the following:

          8.30 LIMITATION ON NOTES RECEIVABLE. Beginning November 1, 1995, Borrower shall not permit any additional notes receivable payable to Borrower for goods and services to be originated, other than notes receivable resulting from the sale of new or used equipment, in the ordinary course of Borrower's business.

          p. Section 8.31, DIVIDENDS, DISTRIBUTIONS AND PAYMENTS, is amended to delete the present language and to substitute the following:

          8.31 DIVIDENDS, DISTRIBUTIONS AND PAYMENTS.  Except as provided in
Section 8.17 hereof, no dividends, distributions or payments on any stock or payment will be made to any shareholders of Borrower without the prior written consent of Lender.

          q. Section 8.32, FIXED CHARGE COVERAGE RATIO, is hereby added to the Credit Agreement as follows:

          8.32 FIXED CHARGE COVERAGE RATIO. Borrower will not, for any fiscal quarter, permit the ratio of: (i) profit before tax, plus depreciation, amortization, interest expense to (ii) interest expense, all determined in accordance with GAAP, to be less than 1.5 to 1.0. For the purposes of calculating this ratio, interest expense shall include


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 5
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dividends, loans, or other distributions to Borrower's parent company and/or
Borrower's officers, employees or shareholders.

          r. Section 8.33, MINIMUM WORKING CAPITAL, is hereby added to the Credit Agreement as follows:

          8.33 MINIMUM WORKING CAPITAL. Borrower shall maintain minimum working capital (as determined in accordance with GAAP), as provided below:


                                          Minimum Working
               Date                          Capital
               ----                       ---------------
          Closing Date                    $          1.00
          December 31, 1995               $    550,000.00
          March 31, 1996                  $  1,100,000.00
          June 30, 1996                   $  1,650,000.00
          September 30, 1996 to the
          termination of the
          effective date of this
          Agreement                       $  2,200,000.00

          s. Section 8.34, INDEBTEDNESS TO CUMMINS SALES AND SERVICE, INC., is hereby added to the Credit Agreement as follows:

          8.34 INDEBTEDNESS TO CUMMINS SALES AND SERVICE, INC. Borrower will not incur any obligations, liabilities or indebtedness to Cummins Sales and Service, Inc. and/or Cummins Southern Plains, Inc. in excess of the aggregate principal amount of $100,000.00.

     2. CONSENT OF GUARANTORS. Guarantors, by the execution of this Amendment, hereby consent to the amendment and modification of the Credit Agreement and any of the Loan Papers contemplated hereby and acknowledge and agree that such action shall not impair in any way, the rights of Lender to collect the Guaranteed Indebtedness (as defined in the separate guaranties executed by Guarantors in favor of Lender in regard to the Loan) from the Guarantors. In this regard, Guarantors waive all rights under Chapter 34 of the Texas Business and Commerce Code and any defense given to guarantors at law or in equity other than actual payment and performance of the indebtedness. Guarantors further acknowledge and agree that the guaranty extends to and covers any renewal or extension of any of Borrower's obligations and Guarantors agree that Lender may, without prejudice to its rights against Guarantors at any time and from time to time, in its sole discretion and without notice to or consent from Guarantors, renew, extend or change the manner or terms of payment of any of the obligations guaranteed. Each Guarantor hereby further affirms all terms and provisions of such applicable guaranty and the obligations provided therein.

     3. RATIFICATION OF LIENS AND SECURITY INTERESTS. Borrower and Guarantors hereby extend and confirm any and all Liens and security interests given as Collateral for the payment of the Notes


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 6 until the indebtedness evidenced by the Notes as so modified and extended has been fully paid and agree that the extension, modification and/or rearrangement of said indebtedness shall in no manner affect or impair the Notes or the Liens or security interests securing same. The Notes and the Liens and security interests securing same, shall not in any manner be waived, the purpose of this Amendment being simply to modify, extend and/or rearrange the time and/or manner of payment of the indebtedness evidenced by the Notes and the terms of the Credit Agreement, and to carry forward all Liens and security interests securing same, which are hereby acknowledged by Borrower and Guarantors to be valid and subsisting. Borrower and Guarantors further agree that all terms and provisions of the Notes and of the instrument or instruments creating the Liens and security interests securing the same and all other Loan Papers shall be and remain in full force and effect as therein written except as provided herein.
It is further understood by and between Borrower, Guarantors and Lender that the Notes have not been extinguished but have been modified as described herein.

     4. RATIFICATION OF INDEBTEDNESS AND RELEASE OF LENDER. Borrower and Guarantors further declare said indebtedness evidenced by the Note as renewed, extended and modified to be just, due, owing and unpaid and subject to no offsets, deductions, credits, defenses, charges or claims of whatsoever kind or character, and further agree that all offsets, credits, defenses, charges and claims of whatsoever kind or character, are fully settled and satisfied. Borrower and Guarantors further acknowledge and agree that any claims, causes of action or defenses (including but not limited to credit reporting, usury, or other lender liability claims), if any, that Borrower or Guarantors may have against Lender, as a result of facts, circumstances or conditions arising on or prior to the date hereof, are hereby released and discharged. Borrower and Guarantors hereby further agree to pay the indebtedness on the date of said extended maturity according to the terms of this instrument and of each promissory note or other instrument evidencing said indebtedness.

     5. CROSS-DEFAULT PROVISION. Any Default by Borrower or Guarantors on any obligation owed to Lender shall constitute a Default of each other obligation owed to Lender.

     6. REPRESENTATIONS AND WARRANTIES. Borrower and Guarantors hereby represent and warrant to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Papers executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and Guarantors and will not violate the articles of incorporation or bylaws of Borrower or any Guarantor, (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Paper were true and correct when made, and except to the extent any representation or warranty was expressly made as of a specific date, or to the extent the facts upon which such representations and warranties were based


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 7 have been changed by the extension of credit under the Credit Agreement, are true and correct in all material respects on and as of the date hereof, (iii) effective upon the execution of this Amendment no Default or Potential Default has occurred and is continuing, and (iv) Borrower and Guarantors are in compliance with all covenants and agreements contained in the Credit Agreement and Loan Papers as amended hereby.

     7. FURTHER INSTRUMENTS. The Parties hereto each agree to execute such further instruments and documents as deemed reasonably necessary to fully and completely effectuate the intent and purposes of this Amendment, the Credit Agreement and/or any Loan Papers.

     8.   MISCELLANEOUS.  The Parties further agree as follows:

      8.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Paper including any Loan Paper furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Papers, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

      8.2 REFERENCE TO CREDIT AGREEMENT. Each of the Loan Papers, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Papers to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     8.3 EXPENSES OF LENDER. As provided in the Credit Agreement, Borrower agrees to pay on demand all out-of-pocket expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and all other Loan Papers executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Lender's legal counsel, and all out-of-pocket expenses incurred by Lender in connection with the enforcement or preservation of any Rights under the Credit Agreement, as amended hereby, or any other Loan Paper, including without limitation the costs and fees of Lender's legal counsel.

     8.4 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     8.5 APPLICABLE LAW. This Amendment and all other Loan Papers executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 8 governed by and construed in accordance with the laws of the State of Texas.

     8.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its Rights or obligations hereunder without the prior written consent of Lender.

     8.7 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     8.8 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty. Further, the acceptance by Lender at any time and from time to time of partial payment on the Obligation (as defined in the Credit Agreement) shall not be deemed to be a waiver of any Default then existing. No failure to exercise and no delay on the part of Lender in exercising any Right under the Credit Agreement, this Amendment or any of the Loan Papers shall operate as a waiver thereof, nor shall any single or partial exercise of any Right under the Credit Agreement, this Amendment or the Loan Papers preclude any other or further exercise thereof or the exercise of any other Right. No modification or waiver of any provision of the Credit Agreement, this Amendment or the Loan Papers shall be effective unless the same shall be in writing and signed by Lender and Borrower, and then such waiver or consent shall be effective only in the specific instance to which it relates and for the purpose for which it is given. The Rights provided for in the Credit Agreement, this Amendment and other Loan Papers are cumulative and not intended to be exclusive of any other Right given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     8.9 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     8.10 NO UNWRITTEN AGREEMENTS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 9

     EXECUTED as of the day and year first mentioned.


                              BORROWER:

                              TEXAS TIMBERJACK, INC.


                              By:   /s/ MIKE S. BOATMAN
                                    ________________________________

                                    Mike S. Boatman
                                    --------------------------------
                                       (printed name)

                               Its: Vice-President
                                    --------------------------------
                                       (title)

                              LENDER:

                              COMERICA BANK-TEXAS

                              By:   /s/ W. REED ALLTON
                                    _________________________________

                                    W. Reed Allton
                                    _________________________________
                                       (printed name)

                               Its: VP
                                    ________________________________
                                       (title)



FIRST AMENDMENT TO CREDIT AGREEMENT - Page 10

GUARANTORS:


POLYPHASE CORPORATION



By:  /s/ PAUL A. TANNER
     ______________________________

     Paul A. Tanner
     ______________________________
     (printed name)

Its: President
     ______________________________
     (title)


POLYPHASE INSTRUMENT CO.



By:  /s/ PAUL A. TANNER
     ______________________________

     Paul A. Tanner
     ______________________________
     (printed name)

Its: Vice-President
     _____________________________
     (title)


LETRONIX, INC.



By:  /s/ PAUL A. TANNER
     ______________________________

     Paul A. Tanner
     ______________________________
     (printed name)

Its: Vice-President
     _____________________________
     (title)



NETWORK AMERICA, INC.


By:  /s/ PAUL A. TANNER
     ______________________________

     Paul A. Tanner
     ______________________________
     (printed name)

Its: Vice-President
     _____________________________
     (title)




FIRST AMENDMENT TO CREDIT AGREEMENT - Page 11

TAYLOR-BUILT INDUSTRIES, INC.


By:  /s/ PAUL A. TANNER
     ______________________________

     Paul A. Tanner
     ______________________________
     (printed name)

Its: Vice-President
     _____________________________
     (title)




DALLAS PARKWAY PROPERTIES, INCORPORATED


By:  /s/ PAUL A. TANNER
     ______________________________

     Paul A. Tanner
     ______________________________
     (printed name)

Its: Vice-President
     _____________________________
     (title)



KAPPA HAITA, SA


By:  /s/ PAUL A. TANNER
     ______________________________

     Paul A. Tanner
     ______________________________
     (printed name)

Its: Vice-President
     _____________________________
     (title)


FIRST AMENDMENT TO CREDIT AGREEMENT - Page 12